                                     SONIC

       NUMBER                        LOGO                           SHARES
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                    FOUNDRY

                              SONIC FOUNDRY, INC.              CUSIP 83545R 10 8

             INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

This Certifies that




is the record holder of

   FULLY PAID AND NON-ASSESSABLE SHARES OF $.01 PAR VALUE EACH OF THE COMMON
                                   STOCK OF

Sonic Foundry, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent.

Witness the facsimile seal and signatures of its duly authorized officers.

Dated:

SONIC FOUNDRY, INC.      /s/ Kenneth A. Minor           /s/
     CORPORATE           ------------------------       ------------------------
        SEAL             Kenneth A. Minor               CHAIRMAN AND
      MARYLAND           ASSISTANT SECRETARY            CHIEF EXECUTIVE OFFICER

COUNTERSIGNED:
  CONTINENTAL STOCK TRANSFER & TRUST COMPANY
BY                              TRANSFER AGENT


                             AUTHORIZED OFFICER



AMERICAN BANK NOTE COMPANY          MAR 27, 1998 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807                055905FC-A
(562)989-2333
(FAX) (562) 426-7450       METRO      Proof _________REV 2
                              (c) Jeffries Banknote Company

                              SONIC FOUNDRY, INC.

     If the Corporation is authorized to issue different classes of shares or different series within a class, the Corporation will furnish in writing and without charge to each shareholder who so requests, a summary of the designations, relative rights, preferences and limitations applicable to each class, and the variations in rights, preferences and limitations determined for each series and the authority of the Board of Directors to determine variations for future series. Such requests may be made to the Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full accourding to applicable laws or regulations:

TEN COM--as tenants in common
TEN ENT--as tenants by the entireties
 JT TEN--as joint tenants with right of
         survivorship and not as tenants
         in common

UNIF GIFT MIN ACT--...........Custodian...........
                    (Cust)               (Minor)
                   under Uniform gifts to Minors
                 Act..............................
                               (State)
UNIF TRAN MIN ACT--...........Custodian...........
                    (Cust)           (Minor)
                 under Uniform Transfers to Minors
                 Act..............................
                             (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________
________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ____________________________________


AFFIX MEDALLION SIGNATURE
GUARANTEE IMPRINT BELOW



                                        ----------------------------------------

                                        ----------------------------------------
                                        ABOVE SIGNATURE(S) TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT, OR ANY CHANGE WHATEVER.

                                        THE SIGNATURE(S) MUST BE GUARANTEED BY
                                        AND ELIGIBLE GUARANTOR INSTITUTION SUCH
                                        AS A SECURITIES BROKER/DEALER,
                                        COMMERCIAL BANK & TRUST COMPANY, SAVINGS
                                        AND LOAN ASSOCIATION OR A CREDIT UNION
                                        PARTICIPATING IN A MEDALLION PROGRAM
                                        APPROVED BY THE SECURITIES TRANSFER
                                        ASSOCIATION, INC.


AMERICAN BANK NOTE COMPANY    MAR 27, 1998 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807          055905bk-A
(562) 989-2333
(FAX) (562) 426-7450          Proof_______REV 2